Note receivable (Tables)	12 Months Ended
Oct. 31, 2021
Note receivable
Schedule of notes receivable

As at	October 31, 2021	October 31, 2020
	$	$
Term loan (i)	233	304
Loans receivable (ii)	1,242	-
Promissory note receivable (iii)	1,522	-
Total	2,997	304
Less current portion	(277)	(74)
Long-term	2,720	230

(i)

Term loan is due from franchisees and relates to acquisitions of the sub-lease location from the Company and initial inventory. The term loan is secured by promissory notes, which bear interest of 6.95% per annum and requires blended payments of principal and interest between $6 and $8 monthly. The Company maintains the head lease of a franchisee location.

(ii)

Included in loans receivable, as part of the acquisition of META, the Company acquired a loan receivable of $1,064 that was advanced to one of the winners of the Ontario cannabis lottery for new cannabis retail locations in Guelph, Scarborough and Toronto to fund the build out and start-up operations of the retail locations. Pursuant to the terms of the agreement, the loan has an interest rate of 3% per annum. The principal balance is due and payable on the fifth anniversary date of the loan.

(iii)

As part of total consideration received for the sale of the KushBar assets, a promissory note receivable was issued to the Company in the amount of $1,800. The note has a two year term and bears an interest rate of 6% per annum payable monthly with a maturity date of July 23, 2023. The Company has the option to convert this note into common shares of Halo for $0.16 per share pre-consolidated. The note fails the SPPI due to the conversion feature of the promissory note, therefore this note will be subsequently recognized at fair value through profit or loss. The note has been recorded at its fair value of $1,522 using a discount rate of 15% over 2 years.